                                                                    EXHIBIT 99.1



                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Gordon Quick, President and Chief Executive Officer of Daleen Technologies, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Form 10-K of the Company for the year ended December 31, 2002 (the "Form 10-K"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 28, 2003


/s/ GORDON QUICK
--------------------------
Gordon Quick
President and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Daleen Technologies, Inc. and will be retained by Daleen Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.